Exhibit 99.3

Dynamix Corporation III Investor Presentation Leading the Charge in Reliable Energy Solutions October 2025

Disclaimer 2 This information is being presented to a limited number of parties who may be interested in receiving information regarding Dynamix Corporation III (the “Company”) . This presentation is being made for informational purposes only and does not constitute an offer to sell, or the solicitation of an offer to buy, any securities of the Company in any jurisdiction where the offer or sale is not permitted . Any reproduction or distribution of this presentation, in whole or in part, or the disclosure of its contents, without the prior written consent of the Company is prohibited . By accepting this presentation solely for use during our meeting, each recipient agrees : (i) to maintain the confidentiality of all information that is contained in this presentation and not already in the public domain, and (ii) to use this presentation for the sole purpose of evaluating the Company . This presentation does not purport to contain all of the information that may be required to evaluate a possible investment . This presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice . No representation or warranty, express or implied, is or will be given by the Company or any of its affiliates, directors, officers, employees or advisors or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible investment, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto . Accordingly, none of the Company or any of its affiliates, directors, officers, employees or advisors or any other person shall be liable for any direct, indirect or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this presentation and any such liability is expressly disclaimed . Certain statements in this presentation may constitute “forward looking statements” for purposes of the federal securities laws . The Company’s forward looking statements include, but are not limited to, statements regarding its or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future . In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward looking statements . The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward looking statements, but the absence of these words does not mean that a statement is not forward looking . Forward looking statements in this presentation may include, for example, statements about : the Company’s ability to select an appropriate target business or businesses; the Company’s ability to complete its initial business combination; the Company’s expectations around the potential opportunities in energy and power industries, and the performance of a prospective target business or businesses; the Company’s pool of prospective target businesses; the Company’s management’s ability to leverage its experience and investor relationships to generate a number of potential business combination opportunities; the use of proceeds not held in the trust account or available to the Company from interest income on the trust account balance; or the Company’s financial performance following its initial public offering. The forward looking statements contained in this presentation are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company . There can be no assurance that future developments affecting the Company will be those that the Company has anticipated . These forward looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward looking statements . Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those contemplated or anticipated by these forward looking statements . The Company cautions you therefore against relying on these forward looking statements . Moreover, neither the Company nor any other person assumes responsibility for the accuracy and completeness of the forward looking statements . The Company undertakes no obligation to update or revise any forward looking statements contained herein, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws . A registration statement on Form S - 1 relating to these securities has been filed with the Securities and Exchange Commission (the “SEC”) and has not become effective . These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective . The information in this presentation and in the preliminary prospectus may not be complete and may be changed at any time . No offer to buy securities can be accepted and no part of the purchase price can be received until the registration statement has become effective, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to notice of its acceptance given after the effective date . Before you invest, you should read the preliminary prospectus in the registration statement and other documents the Company has filed with the SEC for more complete information about the Company and this offering . Copies of the preliminary prospectus related to the offering may be obtained for free by vising the SEC website at www . sec . gov . Alternatively, copies of the preliminary prospectus related to the offering may be requested from Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC at capitalmarkets@cohencm . com . The Company is an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act of 2012 . As a result, the Company will be subject to reduced public company reporting requirements . This presentation is made pursuant to Section 105 of the Jumpstart Our Business Startups Act of 2012 and Section 5 of the Securities Act of 1933 as amended (the “Securities Act”), and is intended solely for investors that are either “qualified institutional buyers” or institutions that are “accredited investors” (as such terms are defined under SEC rules), solely for the purposes of familiarizing such investors with the Company and determining whether such investors might have an interest in a securities offering contemplated by the Company .

Summary Terms 3 Dynamix Corporation III (Nasdaq) | Cayman domiciled SPAC $175,000,000 ($201,250,000 with exercise of over - allotment option) Size One (1) Class A ordinary share and one - half (1/2) of one redeemable warrant to purchase one Class A ordinary share Unit Composition 5 year warrants exercisable at $11.50 or callable at $18.00 with customary crescent provision features Warrant Structure 100.00% ($10.00 per Unit) Trust Funding 24 months Initial Duration 5,750,000 Private Placement Warrants at a purchase price of $1.00/warrant Private Placement Securities 25.0% ownership in the form of 5,833,333 Founder Shares (6,708,333 with exercise of over - allotment option) Sponsor Promote Permitted annual withdrawals in an amount up to 10.0% of interest earned on funds held in trust to fund working capital as needed Trust Withdrawal Cohen & Company Capital Markets Underwriter

Andrejka Bernatova Dynamix Dedicated Team Nader Daylami ▪ Experienced investor - operator with expertise across energy and infrastructure, including midstream, transition energy, oil & gas, renewables, and power ▪ Currently CEO of Dynamix Corporation, which announced a $1.5bn business combination with The Ether Machine in July 2025 ▪ Former CEO at ESGEN Acquisition Corporation and successfully closed the business combination with Sunergy Renewables in 2024 (NASDAQ: ZEO) ▪ Previously, executive at PennTex Midstream Partners (Nasdaq: PTXP), Goodnight Midstream, Core Midstream, Enchanted Rock Energy, Investment Banking at Morgan Stanley and Credit Suisse, and Principal investing at The Blackstone Group and Mubadala Development Company ▪ Ms. Bernatova received her A.B. in Government from Harvard University with a Citation in Spanish ▪ Expertise across energy and infrastructure sectors with a proven track record in operating, M&A, and capital raising ▪ Currently CFO of Dynamix Corporation, which announced a $1.5bn business combination with The Ether Machine in July 2025 ▪ Former CFO at ESGEN Acquisition Corporation and executive at multiple corporations, including Bruin E&P Partners and Ursa Resources, both upstream start - ups. Bruin monetized in 2021 ▪ Previously, principal investing roles at Denham Capital and ESGEN ▪ Mr. Daylami holds bachelor degrees in Economics & Mathematics from the University of California, San Diego Chairman and Chief Executive Officer Chief Financial Officer Philip Rajan EVP of M&A and Strategy ▪ Expertise in strategic advisory, M&A, and capital markets with 35+ transactions totaling $75bn+ ▪ Currently VP of M&A and Strategy of Dynamix Corporation, which announced a $1.5bn business combination with The Ether Machine in July 2025 ▪ Former Senior Vice President at Intrepid Financial Partners, a leading energy merchant bank ▪ Previously, Vice President at Credit Suisse and held several roles in the energy groups of KeyBanc Capital Markets and Duff & Phelps ▪ Mr. Rajan holds a bachelor’s degree in Finance from the University of Texas at Austin 4

Diaco Aviki Dynamix III | Board of Directors Tyler Crabtree ▪ Experienced energy executive with over two decades of leadership across natural gas, midstream, and transition energy infrastructure ▪ Currently President & CEO of Woodway Energy Infrastructure, developing and operating demand - pull natural gas infrastructure serving utilities, independent power producers, and industrial customers ▪ Previously, President & CEO of BayoTech Hydrogen, advancing modular, low - carbon hydrogen generation and fueling solutions, and Chief Operating Officer at Crestwood Midstream Partners (NYSE: CEQP), overseeing commercial operations across the Bakken, Rockies, Permian, and Barnett. Earlier roles include senior leadership positions at ExxonMobil ▪ Mr. Aviki holds an MBA in Energy Finance from The University of Texas at Austin’s McCombs School of Business and a B.S. in Chemical Engineering from Auburn University ▪ Seasoned energy investor and operator with deep experience spanning private equity, E&P, and energy transition ventures. Currently Co - Founder and CEO of CarbonPath, a Houston - based platform enabling verifiable, market - driven carbon offset solutions ▪ Previously, Chief Financial Officer at Bruin E&P Partners and Ursa Resources, where he led corporate finance, capital markets, and strategic planning through multiple upstream growth cycles ▪ Earlier in his career, he was a Director at Denham Capital Management, investing in global energy and resources projects, and began his career in investment banking at Randall & Dewey / Jefferies & Co. and First Union, with early analytical experience at El Paso Merchant Energy ▪ Mr. Crabtree holds an A.B. in History of Science from Princeton University and studied at the International School of Geneva Director Director Jimmy Henderson Director ▪ Veteran energy finance executive with over 30 years of experience leading financial strategy, reporting, and capital markets execution across public E&P companies. Currently Chief Financial Officer at Vitesse Energy (NYSE: VTS), an independent oil and gas producer with a disciplined focus on free cash flow generation and shareholder returns ▪ Previously, Chief Financial Officer at Whiting Petroleum (NYSE: WLL), where he oversaw the company’s restructuring and strategic repositioning prior to its merger with Oasis Petroleum ▪ Mr. Henderson began his career at Western Gas Resources, where he spent a decade in financial planning and analysis, and later held finance leadership roles at Aspect Energy ▪ Mr. Henderson holds a B.B.A. in Accounting from Texas Tech University and an M.B.A. in Finance from Regis University 5

Dynamix III | Experienced and Successful Advisory Group

Energy & Natural Resources



Ali Kouros

- Currently, Managing Partner of Windmark Capital and Senior Advisor at Yorktown Partners, Board of Directors
- Previously, Capital Formation leader at Vitesse Energy and Vice President at EIG Global



David Mora

- Recently, the VP, Carbon Solutions at NextDecade
- Preciously, Founder of Carvel Ventures, VP, Business Development & Finance, at Tellurian, and director at Apache



Steve Jones

- Former Co-CEO & CFO of WaterBridge Resources
- Previously, Managing Director, Head of Midstream & Downstream Investment Banking at Tudor, Pickering, Holt & Co.



Steve Webster

- Managing Partner at AEC Partners. Co-founded Avista Capital Partners. Previously CEO of R&B Falcon Corporation
- Currently serving as a Director for Oceaneering (NYSE: OII), and Trust Manager at Camden Property Trust (NYSE: CPT). Previously, Board Member of Callon Petroleum (sold to APA Corp. for ~$4.5bn)



Joe C. Gatto

- Recently, President and CEO of Callon Petroleum (sold to APA Corp. for ~$4.5bn)
- Former energy Managing Director of Merrill Lynch & Co. and Barclays Capital



Tommy Stone

- Previously, Chief Operating Officer & Chief Administrative Officer of Midcoast Energy, LLC and Senior Vice President of PennTex Midstream Partners, LP, Energy Transfer Partners LP and Southern Union Company

Power & Resiliency Infrastructure



Ali Harandi

- Currently, Senior Vice President and Investment Officer at Prologis, responsible for the acquisition, development, and strategic deployment of powered infrastructure
- Previously, Investment Officer at the Northern California capital deployment team



Peter Gross

- Presently the Managing Partner of PMG Associates, Inc., Board of Director Chairman of Cato and Board of Director member of Chilldyne, Inc.
- Previously, the Mission Critical Systems group at Bloom Energy and was Managing Partner for HP Consulting Services



Ralph Alexander

- Currently Interim Chairman of the Board of Enviva Inc. and Director at NetPower (NASDAQ: NPWR). Former CEO and Director at Talen Energy (NASDAQ: TLN)
- Former CEO of Innovene, CEO at BP Gas, Power and Renewables, Affiliated with Riverstone Holdings from 2007-2016

Digital Assets & Related Infrastructure



Andrew Keys

- Chairman at The Ether Machine and Managing Partner of DARMA Capital
- Previously, Head of Business Development of Consensys



Dave Merin

- CEO at The Ether Machine
- Previously, Head of Corporate Development at Consensys

Dynamix 6

Dynamix SPACs Public Opportunities Proven Public SPAC Strategy Dynamix Strategy Overview • Target Size: $1bn + enterprise value • Target Profile: “Public - ready” management & governance, scalable business model • Industry Focus: • Energy & Natural Resources • Power and Resiliency Infrastructure • Digital Assets and Related Infrastructure • Deal Types: • Business combinations with public - ready growth platforms • Growth capital mergers & strategic financings • Corporate carve - outs and spin - offs • Value Creation: • Access to substantial public capital • Liquidity for existing owners • Public market multiple expansion Sourcing Advantage: Proven SPAC platform Closed Q2 2024 $387M Combination with Announced July 2025 $1.5bn of Fully Committed Capital to combine with 7

Sector Focus: Energy & Infrastructure at the Core of AI Power and Resiliency Energy Evolution & Related Infrastructure Infrastructure x Behind - the - Meter Energy x Back - Up Power Generation x Grid Management x Flexible Generation 8 x Data Infrastructure Services x Utility Services x Stranded Power to Value x Digital Asset Infrastructure x Upstream E&P x Oilfield Services x Marine - based Terminals x Onshore Storage x Pipeline Transportation Energy & Natural Resources x Gathering & Processing x Compression x Offshore Services x Downstream Logistics x Minerals/Royalties x Fuel & Feedstock Handling x Advanced Nuclear Technologies x Carbon Management x Thermal & Pressure Based Systems x Field Engineering & Technical Services x Waste & End - of - Life Management x Water and Environmental Systems

Dynamix is Well Positioned for its Target Universe

Select Energy Companies Market Cap at Announcement

De-SPAC

Company	Date	Share Price at Ann.	Share Price Today	Mkt. Cap Today	Δ Change (%)	Redemption (%)
Presidio Investment Holdings	Aug-25	$10.00	$10.44[(1)]	$374M[(1)]	4.4%	-
AleAnna	Dec-24	$10.00	$3.70	$150M	(63.0%)	99.7%
Oklo	May-24	$10.00	$124.70	$18,407M	1,147.0%	41.7%
Sable Offshore	Feb-24	$10.00	$14.02	$1,395M	40.2%	79.3%
Greenfire Resources	Sep-23	$10.00	$5.02	$353M	(49.8%)	97.5%
Net Power	Dec-22	$10.00	$3.58	$279M	(64.2%)	61.4%
Hammerhead Resources	Sep-22	$10.00	*$15.33	$1,600M	53.3%	99.6%
Granite Ridge Resources	May-22	$10.00	$5.39	$707M	(46.1%)	95.0%
OPAL Fuels	Jul-22	$10.00	$2.67	$77M	(73.3%)	87.9%
NuScale Power	May-22	$10.00	$37.56	$5,029M	275.6%	37.4%
Archaea Energy	Apr-21	$10.00	*$26.00	$3,300M	160.0%	87.9%
Highpeak Energy	Jun-20	$10.00	$7.16	$903M	(28.4%)	37.4%
Sitio Royalties (Fka Falcon Minerals)	Aug-18	$10.00	*$19.41	$3,000M	94.1%	0.2%
Magnolia Oil & Gas (Fka Enervest Ltd.)	Mar-18	$10.00	$23.64	$4,380M	136.4%	97.0%
Permian Resources (Fka Centennial)	Oct-16	$10.00	$12.81	$9,535M	28.1%	0.0%
MEDIAN				**$1,498M**	**34.2%**	**83.6%**

IPO

Company	Date	Share Price at Ann.	Share Price Today	Mkt. Cap Today	Δ Change (%)
WaterBridge Infrastructure	Sep-25	$20.00	$24.18	$2,870M	20.9%
Infinity Natural Resources Inc	Jan-25	$20.00	$12.02	$784M	(39.9%)
Venture Global Inc	Jan-25	$25.00	$9.64	$23,162M	(61.4%)
Flowco Holdings Inc	Jan-25	$24.00	$15.80	$1,386M	(34.2%)
BKV	Sep-24	$18.00	$20.51	$1,738M	13.9%
LandBridge	Jun-24	$17.00	$59.78	$1,515M	251.6%
Tamboran	Jun-24	$24.00	$25.96	$463M	8.2%
Mach Natural Resources	Oct-23	$19.00	$12.16	$1,439M	(36.0%)
Kodiak Gas Services	Jun-23	$16.00	$35.25	$3,056M	120.3%
Atlas Energy Solutions	Mar-23	$18.00	$10.59	$1,310M	(41.2%)
TXO Energy Partners	Jan-23	$20.00	$13.20	$723M	(34.0%)
ProFrac Holding	May-22	$18.00	$4.36	$789M	(75.8%)
Excelerate Energy	Apr-22	$24.00	$25.70	$2,946M	7.1%
Vine Energy	Mar-21	$14.00	*$15.00	$1,129M	7.1%
MEDIAN				**$1,412M**	**(13.5%)**

Energy SPAC Outperformance

Energy focused de-SPACs have historically outperformed delivering an average return of ~34% to shareholders, raising substantial capital and demonstrating ample trading liquidity

Experienced Team, Board and Advisors

Deep relevant sector familiarity backed by a broad network of first-hand M&A and operational experience within the energy sector

Optimal Size

Dynamix Trust size is **optimally positioned for its target universe**, mitigating dilution concerns while providing top-tier leadership expertise

Source: FactSet data as of October 23, 2025, Dealogic, SPAC Research, and Boston Consulting Group ("What's Igniting the Energy M&A Boom")
Note: De-SPAC median values exclude announced (but not yet closed) recent transactions
* Represents announced purchase price
1. Reflects pre-close values under ticker "EQV"

Dynamix 9

Seasoned Management Exceptional Sourcing and Dealmaking Capability 1 Business Combination Dynamix’s team has demonstrated the ability to originate, evaluate and execute on attractive acquisition opportunities Target Evaluation Criteria Dynamix Value - Add Proprietary Sourcing Stringent Diligence Process Proven Closing Ability ▪ Significant experience across multiple energy sectors ▪ Operational experience focused on acquiring, improving and monetizing companies 10 ▪ Bottom - up research to identify opportunities ▪ Target innovative, well - managed companies ▪ Companies with profitable business plan and demonstrated expansion potential ▪ Rigorous hands - on underwriting process combined with comprehensive approach and thorough due diligence ▪ Evaluate the value creation plan and work through all structuring options ▪ Deep knowledge of structuring, financing and investing in successful ventures ▪ Successfully closed Sunergy transaction in Q1’2024 and announced The Ether Machine transaction in July 2025

Unique Connectivity Across the Entire Value Chain Large Cap PE/Infra Strategics Climate Tech VC Sovereign Note: Selected logos shown are illustrative 11

Why Dynamix? Leveraging our proven track record as company operators, investors and consolidators across the energy, industrial and infrastructure value chain OPERATIONAL EXPERTISE in building and scaling companies with additive experience as investors and investment bankers TRACK RECORD OF HUSTLE FACTOR generating a high - quality differentiated investment flow driven by long standing company and investor relationships FULLY TRANSLATABLE EXPERIENCE in capital and asset heavy companies across the energy, industrials and infrastructure sectors DEEP TALENT & ADVISOR BENCH covering both traditional and transitional energy and infrastructure sectors ROBUST ECOSYSTEM of relationships in the energy, infrastructure and decarbonization universe across a broad spectrum of corporates and investors SKIN IN THE GAME Meaningful insider commitment creates direct alignment between SPAC Sponsor and investors 12

Appendix

14 Investment Track Record – The Ether Machine De - SPAC (NASDAQ: ETHM) Investment Overview The Ether Machine Overview Recognized Operator, Investor, and Thought Leader in Blockchain Ecosystem Largest All Common Stock Financing Committed ($800M) at announcement since 2021 Expected to launch with over 400,000 ETH on its balance sheet making it one of the largest public Ether generation companies Sector: Digital Infrastructure / Blockchain Technology Subsector: Digital Asset Treasuries / ETH 10/23/25 Share Price: $10.48/share | Warrants: $2.26 Avg. Volume (10D): 0.3M shares Company Description • The Ether Machine, Inc . is a publicly - listed company (NASDAQ : DYNX) focused on institutional Ethereum (ETH) adoption, managing over 400 , 000 ETH to provide secure, transparent, and compliant access to ETH - denominated yield through staking, restaking, and decentralized finance (DeFi) strategies • The company’s primary activities include generating risk - adjusted returns via Ethereum staking and DeFi protocols, supporting Ethereum - native projects through partnerships and open - source contributions, and offering infrastructure solutions like validator management and block - building for institutions and Ethereum builders • Led by blockchain pioneers and finance veterans, including Andrew Keys and David Merin, The Ether Machine leverages a $ 1 . 5 billion financing round and a multi - pronged strategy to drive long - term shareholder value, positioning itself as one of the largest public vehicles for Ethereum exposure Transaction Rationale & Investment Highlights • Dynamix Corp, an energy / infrastructure - focused SPAC, founded by members of Dynamix Capital Partners completed a $ 166 million SPAC IPO in November 2024 • Transaction Rationale : While Dynamix launched as an energy - focused SPAC, the merger with The Ether Machine reflects a broader, forward - thinking vision — recognizing Ethereum as the digital infrastructure layer powering the next era of institutional finance • Significant Scale : The company will manage over 400 , 000 ETH, positioning it as one of the largest public vehicles for institutional - grade exposure to Ethereum, offering investors access to ETH - denominated yield through staking, restaking, and DeFi strategies • Robust Institutional Investor Support : Anchored by a $ 645 million contribution ( 169 , 984 ETH at $ 3 , 800 per ETH) from Co - Founder and Chairman Andrew Keys, with an additional $ 800 million from top - tier institutional and crypto - native investors, including 1 Roundtable Partners/ 10 T Holdings, Archetype, Blockchain . com, cyber • Fund, Electric Capital, Kraken, and Pantera Capital • Strategic Yield Generation : The Ether Machine aims to generate risk - adjusted returns by leveraging Ethereum’s Proof - of - Stake yield opportunities, including staking and battle - tested DeFi protocols - all supported by rigorous risk management frameworks • Regulatory and Market Tailwinds : Positioned to capitalize on increasing regulatory clarity and institutional adoption of Ethereum, particularly in Stablecoins, DeFi, and tokenized real - world assets (a $ 30 trillion opportunity by 2030 ), driving long - term shareholder value $1.5bn of Fully Committed Capital to combine with Announced July 2025 (Q4 Expected Close) Andrew Keys, Chairman • 25+ years of experience • Co - Founder and Managing Partner of Digital Asset Risk Management Advisors (DARMA), an investment management firm specializing in digital assets • Previously Head of Global Business Development and member of the board of directors at Consensys — the world’s leading Ethereum blockchain software engineering company • Began career at UBS, focused on capital markets and technology equities analysis • B.S. in Economics from Loyola University Maryland Note: Past performance is not indicative of future results. Please refer to the Disclaimer on slide 2 for additional information

Investment Track Record – Sunergy Renewables De-SPAC (NASDAQ: ZEO)

Closed

ESGEN

$387M Combination with

SUNERGY

Sector: Grid Efficiency / Distributed Energy Storage

Subsector: Residential Solar

Year Founded: 2019

10/23/25 Share Price: $1.90/share

Sunergy Renewables Overview

Company Description

- Sunergy is a vertically integrated provider of residential solar energy systems, other energy efficient equipment and related services currently serving customers in Florida, Texas, Arkansas and Missouri. The Company is currently the largest installer of residential solar in Florida
- Sunergy's primary business activity is selling and installing residential solar energy systems. In 2023, they had over 3,000 installations deploying ~30MW of distributed power
- Unlike many of its peers, Sunergy has historically demonstrated profitability due a lean cost structure surrounding equipment, sales and overhead, and focusing on less saturated markets such as California, Puerto Rico and Hawaii

ZEO Strategic Geographical Presence



Operating in State

Licensed, No Current Operations

Licensing in Process

Investment Overview

Transaction Rationale & Investment Highlights

- ESGEN, an energy transition SPAC, founded by members of Dynamix and sponsored by Energy Spectrum Capital (www.energyspectrum.com) completed a $276 million SPAC IPO in October 2021 and evaluated over 300 companies in 2022 before ultimately partnering with Sunergy in the Summer 2023
- As part of the merger consideration, ESGEN invested a $15 million convertible preferred into the go-forward public company and retained 5.5 million Sponsor shares resulting in a ~$4.50 share breakeven to ESGEN (50%+ downside protection)

Post Investment Value Creation

- Paths to value creation: 1) organic growth by steady expansion into new markets, 2) strategic M&A focused on bolt-on opportunities in select markets, 3) integration of loan and lease financing in-house and on balance sheet
- Dynamix also sees an opportunity for Sunergy to use its public currency, unlevered balance sheet and cash position to acquire distressed installation and logistics businesses
- Leveraging commercial banking network to set up a working capital credit facility to optimize balance sheet
- Developed off-balance sheet leasing vehicle which mitigates headwinds due to higher interest rate environment
- Prepared Company to go public (PCAOB accounting compliance, D&O, public readiness). Brought in experienced public ready Controller
- Opportunity for margin expansion by focusing on scaling equipment and labor and accretive acquisitions

Note: Past performance is not indicative of future results. Please refer to the Disclaimer on slide 2 for additional information

Dynamix 15

THANK YOU